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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 6, 2000


                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)


                 DELAWARE                         0-20859                       75-2287752
       (State or Other Jurisdiction       (Commission File Number)             (IRS Employer
             of Incorporation)                                           Identification Number)

          230 CONSTITUTION DRIVE                                                   94025
          MENLO PARK, CALIFORNIA                                                (Zip Code)
(Address of principal executive offices)


                                 (650) 473-7700
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS

        On September 7, 2000, the Registrant publicly disseminated a press release announcing that the Registrant had entered into a common stock purchase agreement for the sale of up to an aggregate of $50,000,000 of the Registrant's Common Stock. The shares had been registered pursuant to an effective Registration Statement on Form S-3. Pursuant to the common stock purchase agreement, the Registrant may sell up to $50,000,000 of the Registrant's Common Stock, at a discount to the market price, to Acqua Wellington North American Equities Fund, Ltd. ("Acqua Wellington").

        The foregoing description is qualified in its entirety by reference to the following documents, each of which is incorporated herein by reference: (i) the Common Stock Purchase Agreement, dated as of September 6, 2000, by and between the Registrant and Acqua Wellington, a copy of which is attached hereto as Exhibit 10.1 and (ii) the Registrant's Press Release dated September 7, 2000, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  EXHIBITS

         (c)   Exhibits.

               10.1 Common Stock Purchase Agreement, dated as of September 6, 2000, by and between the Registrant and Acqua Wellington.

               99.1   Registrant's Press Release dated September 7, 2000.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          GERON CORPORATION



Date:   September 26, 2000                By:    /s/ David L. Greenwood
                                                 -------------------------------
                                          Name:  David L. Greenwood
                                          Title: Senior Vice President and Chief
                                                 Financial Officer



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                                 EXHIBIT INDEX

Exhibit
Number                        Description
------                        -----------

10.1 Common Stock Purchase Agreement, dated as of September 6, 2000, by and between the Registrant and Acqua Wellington.

99.1     Registrant's Press Release dated September 7, 2000.